James Advantage Funds
James Advantage Market Neutral Fund

Supplement to the Prospectus dated May 23, 2011

Supplement dated May 23, 2011

As stated in the Supplement dated March 1, 2011 to the Prospectus dated November 1, 2010 for the James Advantage Market Neutral Fund (the “Fund”), the Board of Trustees of the Fund has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations.  The Board has determined to close the Fund and redeem all outstanding shares on June 28, 2011.

Effective May 24, 2011, the Fund will no longer pursue its stated investment objective.  The Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed.  Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.  Shares of the Fund are otherwise not available for purchase.

After May 24, 2011 and prior to June 28, 2011, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus.  Unless your investment in the Fund is through a tax-deferred retirement account, any redemption is subject to tax on any taxable gains.  Please refer to the “Dividends and Distributions” and “Taxes” sections in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JUNE 28, 2011, WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-800-99JAMES (1-800-995-2637).

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of any redemption of Fund shares.  If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year.  If you receive a distribution from a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring.  If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

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The Fund’s Prospectus dated May 23, 2011 and this Supplement dated May 23, 2011 to the Prospectus, provide relevant information for all shareholders and prospective investors and should be retained for future reference.  The Fund’s Statement of Additional Information dated May 23, 2011, has been filed with the U.S. Securities and Exchange Commission and is incorporated herein by reference.

For a free paper or electronic copy of the Fund’s Prospectus, Statement of Additional Information, including any supplements thereto, and other information, go to www.jamesfunds.com/Prospectus.aspx, call 1-800-99JAMES (1-800-995-2637), email a request to Info@jamesfunds.com or ask any financial intermediary who offers shares of the Fund.

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